SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest reported): December 9, 2004

                            Futomic Industries, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

               000-31361                            22-3720628
       (Commission File Number)         (IRS Employer Identification No.)

                                 7627-83 Avenue
                        Edmonton, Alberta, Canada T6C 1A2
               (Address of Principal Executive Offices)(Zip Code)

                                 (780) 722-1104
              (Registrant's Telephone Number, Including Area Code)

                            3DLP International, Inc.
                4400 Route 9 South, 2nd Floor, Freehold, NJ 07728
          (Former Name or Former Address, if Changed Since Last Report)




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FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01. OTHER EVENTS AND REGULATION FD DISCLOSURE

On December 10, 2004, Futomic issued a press release announcing that the Company has appointed Mr. Christopher Asimakopoulos to the position of Vice President of International Affairs. Mr. Asimakopoulos has over 30 years of extensive business experience involved in both private and public sector companies. He brings to Futomic, a level of experience, maturity, confidence and wisdom that he has gained while working with start-up and advanced corporations.

Mr. Asimakopoulos will assist Futomic going forward on numerous fronts to establish its business plan. He is the Futomic department head, in charge as the Company's liaison to International Governments and large corporations. As part of his duties, Mr. Asimakopoulos will introduce the Company's Digital Human Signature ("DHS") Technology to key groups involved in their respective decision making processes.

The Company believes that its DHS technology combined with the mounted fingerprint scanner and memory module is a new generation in personal security cards. The entire technology is self-contained, the size of a regular credit card and able to authenticate its owner. The DHS card features the ability to securely store drivers license, medical, passport, and financial information. The DHS technology, coupled with the Company's management software, is sensitive to the needs of a client by allowing the sharing of secure information only on a need to know basis.


ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

           None.

(b)  Pro Forma Financial Information.


          None.

(c)  Exhibits.

99.1      Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FUTOMIC INDUSTRIES, INC.


                                    By:  /s/ Ken Tetterington
                                    -----------------------------------
                                             Ken Tetterington
                                             President

December 10, 2004